SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, D.C. 20549

             __________________________________________


                              FORM 8-K
                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934



Date of Report                                February 10, 1994
(Date of Earliest Event Reported)



                 COLUMBIA/HCA HEALTHCARE CORPORATION
       (Exact name of Registrant as specified in its Charter)


                              DELAWARE
                      (State of Incorporation)




 001-11239                                            75-2497104
(Commission                                        (I.R.S. Employer
File Number)                                       Identification No.)





201 West Main Street, Louisville, Kentucky              40202
(Address of principal executive offices)              (Zip Code)





                           (502) 572-2000
        (Registrant's telephone number, including area code)



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ITEM 2.       Acquisition or Disposition of Assets
              and
ITEM 5.       Other Events

        At special stockholders' meetings held on February 10, 1994, the respective stockholders of Columbia Healthcare Corporation ("Columbia") and HCA-Hospital Corporation of America ("HCA") approved Columbia's acquisition of HCA by means of a merger (the "Merger") of HCA into a wholly-owned subsidiary of Columbia. The Merger was effective on February 10, 1994. As a result of the Merger (a) the holders of the outstanding shares of HCA's Class A Common Stock, $.01 par value, will receive 1.05 shares of the Common Stock, $.01 par value, of Columbia for each share of HCA's Class A Common Stock and (b) the holders of the outstanding shares of HCA's Class B Common Stock, $.01 par value, will receive 1.05 shares of the Nonvoting Common Stock $.01 par value, of Columbia for each share of HCA's Class B Common Stock.

        In addition, at Columbia's special stockholders' meeting, the stockholders of Columbia approved proposals to amend Columbia's Restated Certificate of Incorporation to (a) change the name of the corporation to "Columbia/HCA Healthcare Corporation" and (b) increase the authorized number of shares of Columbia Common Stock from 400,000,000 shares to 800,000,000 shares and the authorized number of shares of Columbia Preferred Stock from 10,000,000 shares to 25,000,000 shares.

        Columbia incorporates by reference into this Current Report on Form 8-K the additional information about the Merger set forth in copies of the two joint press releases of Columbia and HCA, each dated February 10, 1994, copies of which are attached as Exhibits 99(a) and 99(b) hereto.

        Certain additional information about the Merger which is required by Item 2 of this Current Report on Form 8-K is incorporated by reference from the information set forth in Columbia's and HCA's Joint Proxy Statement and Prospectus dated December 14, 1993.

        On February 10, 1994, Richard E. Rainwater resigned as a director. Darla D. Moore was elected to fill the vacancy.

        In addition, the size of the Board of Directors was increased from eleven to fifteen and the following four individuals were elected:
Thomas F. Frist, Jr., M.D., Charles J. Kane, Carl E. Reichardt, and Frank
S. Royal, M.D.

        In addition, on February 10, 1994, the Board of Directors of Columbia amended Columbia's By-laws to add a director's retirement policy, effective July 1, 1994, which prohibits the nomination as a director of any person, other than current directors whose terms expire after the Company's 1994 Annual Meeting, who has attained age 70 prior to the first day of such person's proposed term of office.

ITEM 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a)      Financial Statements of Businesses Acquired.

                       and
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
              (b)      Pro Forma Financial Information.

        The financial statements and pro forma financial information required by these Items 7(a) and 7(b) are incorporated herein by reference from the financial statements and pro forma financial information set forth in Columbia's and HCA's Joint Proxy Statement and Prospectus dated December 14, 1993.

              (c)      Exhibits.

              3(a)     Amended and Restated Certificate of
                       Incorporation.

              3(b) By-laws of Columbia Healthcare Corporation (attached as Appendix F to the Registrant's Registration Statement on Form S-4(Reg. No. 33-49773 as filed with the Securities and Exchange Commission on July 15, 1993, and incorporated by reference herein).

              3(b).1   Amendment to By-laws as approved on February 10,
                       1994.

              20 Joint Proxy Statement and Prospectus of Columbia and HCA dated December 14, 1993 (incorporated by reference to Columbia's Registration Statement No. 33-50735 on Form S-4 as filed with the Securities and Exchange Commission on December 14, 1993).

              99(a)    Press Release of Columbia and HCA dated February
                       10, 1994.

              99(b)    Press Release of Columbia and HCA dated February
                       10, 1994





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